                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material under Rule 14a-12

                            CALAMOS INVESTMENT TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                            CALAMOS INVESTMENT TRUST
                       ANSWERS TO SOME IMPORTANT QUESTIONS

               WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

Q.   WHAT IS THE MEETING DATE FOR THE ADJOURNMENT?
A. Without sufficient votes to pass this important proposal, we have adjourned the shareholder meeting to July 19th at 3:00 p.m. The meeting will be held at the offices of Calamos at 1111 Warrenville Road, Naperville, IL 60563.

Q. WHAT CHANGES ARE YOU PROPOSING TO MAKE TO THE INVESTMENT RESTRICTIONS FOR EACH FUND?
A. We are asking you, our shareholder, to vote on up to five investment restriction changes that expand the investment possibilities of the Funds. These changes are proposals 2(a)-2(e), which are summarized below:

a. DIVERSIFICATION: For each diversified Fund, we propose tying the diversification requirements directly to diversification provisions of the Investment Company Act of 1940 (the "1940 Act") so that the Fund's diversification requirements would change in tandem with any change in those provisions.
b. INVESTING IN COMMODITIES: We propose carving out certain permissible transactions from the restriction on investing in real estate, commodities or commodities contracts.
c. INVESTING IN ILLIQUID SECURITIES: We propose removing this restriction, which is unnecessary as a fundamental restriction and, subsequent to the meeting, adopting it as a nonfundamental investment restriction.
d. BORROWING: We propose increasing the limit on borrowings (which generally would be used to meet redemption payments, if necessary).
e. SENIOR SECURITIES: For Calamos Investment Trust only, we propose allowing the issuance of senior securities to the extent permitted by the 1940 Act.

Q.   WHAT IS THE REASON FOR CHANGING THE INVESTMENT RESTRICTIONS?
A. Since the Trusts were organized, certain legal and regulatory requirements have changed. For example, various restrictions previously required by state regulators are no longer required. Additionally, a number of the Funds' restrictions were adopted in response to business or industry conditions, practices, or requirements. With the passage of time, however, many of those restrictions are no longer necessary and may artificially limit the Funds' investment opportunities. Accordingly, the respective boards of trustees recommends that the shareholders vote to change the investment restrictions in conformance with federal law and current business and industry conditions, practices, and requirements.

Q. HOW WOULD THE PROPOSED INVESTMENT RESTRICTIONS AFFECT THE PERFORMANCE OF THE FUNDS?
A. Although the proposed changes to the investment restrictions will permit the Funds greater flexibility, the respective boards of the Trusts do not anticipate that the changes will materially affect either the manner in which the Funds operate or the investment risk associated with any Fund. Furthermore, if in the future the board should change materially the manner in which a Fund is operated, the prospectus or statement of additional information would be amended accordingly.

Q.   HOW DOES EACH BOARD OF TRUSTEES SUGGEST THAT I VOTE?
A. After careful consideration, the trustees unanimously recommend that you vote "FOR" each of the proposals on the enclosed proxy card(s).

Q.   HOW DO I VOTE?
A. Details about voting by mail, telephone or internet can be found in the accompanying letter.

Q. WHAT IF THERE ARE INSUFFICIENT VOTES FOR THE JULY 19TH SPECIAL SHAREHOLDER MEETING?
A. We have hired a professional proxy solicitation firm to aid in obtaining votes and answering any questions you may have regarding the proposals. You may receive a call from D.F. KING & CO., INC. as the meeting date approaches. If you have any questions regarding the proposals please call D.F. KING & CO. INC. AT 1-800-859-8509.

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                            CALAMOS INVESTMENT TRUST

                             **ADJOURNMENT NOTICE**

                             YOUR VOTE IS IMPORTANT!


DEAR SHAREHOLDER:

     We previously sent you proxy materials relating to the Special Meeting of Shareholders of the Calamos Investment Trust, due to insufficient votes received the meeting has been adjourned to FRIDAY, JULY 19, 2002. OUR RECORDS SHOW YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1) VOTE BY INTERNET: BY GOING TO THE WEBSITE LISTED ON YOUR PROXY CARD AND FOLLOWING THE INSTRUCTIONS ON THE SITE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.
     2) VOTE BY TOUCH-TONE TELEPHONE: BY CALLING THE TOLL-FREE NUMBER LISTED ON YOUR PROXY CARD. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.
     3) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.



     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE FUND'S TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

     No matter how many shares you own, your vote is important. A proxy solicitor, D.F. KING & CO., INC. has been retained to make follow-up phone calls as may be necessary on behalf of the funds. But your prompt response via mail, touchtone telephone or internet will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

     IF YOU HAVE ANY QUESTIONS REGARDING THE PROXY, PLEASE CALL OUR PROXY SOLICITOR, D.F. KING & CO., INC. TOLL FREE AT 1-800-859-8509.


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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY SOLICITATION
COSTS TO YOUR FUND.
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